EXHIBIT 99.1
     ICONs Replacement Capital Covenant, dated as of August 30, 2006 (this “Replacement Capital Covenant”), by U.S. Bancorp, a Delaware corporation (together with its successors and assigns, the “Corporation”), in favor of and for the benefit of each Covered Debtholder (as defined below).
Recitals
     A. On the date hereof, the Corporation is issuing $766,000,000 aggregate principal amount of its 6.60% Income Capital Obligation NotesSM (ICONs) due September 15, 2066 (the “ICONs”) to USB Capital XI (the “Trust”).
     B. On the date hereof, the Trust is issuing $765,000,000 aggregate liquidation amount of its 6.60% Trust Preferred Securities (the “Trust Preferred Securities” and together with the ICONs, the “Securities”).
     C. This Replacement Capital Covenant is the “Replacement Capital Covenant” referred to in the Prospectus Supplement, dated August 23, 2006, relating to the Trust Preferred Securities (together with the accompanying Prospectus, dated August 3, 2005, the “Prospectus Supplement”).
     D. The Corporation is entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.
     NOW, THEREFORE, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.
     SECTION 1. Definitions. Capitalized terms used in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in Schedule I hereto.
     SECTION 2. Limitations on Redemption and Repurchase of Securities. The Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that the Corporation shall not, and shall cause the Trust not to, redeem or repurchase all or any part of the Securities on or before September 15, 2056 except to the extent that (a) the Corporation has obtained the prior approval of the Federal Reserve if such approval is then required under the Federal Reserve’s capital guidelines and (b) applicable redemption or repurchase price does not exceed the sum of the following amounts:
          (i) the Applicable Percentage of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Common Stock to Persons other than the Corporation and its Subsidiaries; plus
          (ii) 100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Mandatorily Convertible Preferred Stock and Debt Exchangeable for Equity to Persons other than the Corporation and its Subsidiaries; plus
          (iii) 100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Qualifying Capital Securities to Persons other than the Corporation and its Subsidiaries.

     SECTION 3. Covered Debt.
     (a) The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.
     (b) On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:
          (i) the Corporation shall identify each series of its and U.S. Bank’s then outstanding long-term indebtedness for money borrowed that is Eligible Debt;
          (ii) if only one series of the Corporation’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;
          (iii) if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify a specific series that has a final maturity date that is at least three years after the date on which the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the related Redesignation Date;
          (iv) if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, but U.S. Bank is a Subsidiary of the Corporation and U.S. Bank has only one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;
          (v) if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, but U.S. Bank is a Subsidiary of the Corporation and U.S. Bank has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify a specific series that has a final maturity date that is at least three years after the date on which the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the related Redesignation Date;
          (vi) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii), (iii), (iv) or (v) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and
          (vii) in connection with such identification of a new series of Covered Debt, the Corporation shall give the notice provided for in Section 3(c) within the time frame provided for in such section.
     (c) Notice. In order to give effect to the intent of the Corporation described in Recital D, the Corporation covenants that (i) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder; (ii) so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation will include in each annual report filed with the Commission on Form 10-K under the Securities Exchange Act a description of the covenant set forth

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in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K is filed with the Commission; (iii) if a series of the Corporation’s or U.S. Bank’s long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in the Corporation’s next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable; (iv) if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, post on its website the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (ii) and (iii) of this Section 3(c); and (v) promptly upon request by any Holder of Covered Debt, provide such Holder with an executed copy of this Replacement Capital Covenant.
     SECTION 4. Termination, Amendment and Waiver.
     (a) The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest date (the “Termination Date”) to occur of (i) September 15, 2056, (ii) the date, if any, on which the Holders of a majority by principal amount of the then-effective series of Covered Debt consent or agree in writing to the termination of this Replacement Capital Covenant and the obligations of the Corporation hereunder and (iii) the date on which neither the Corporation nor U.S. Bank has any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (b) of the definition of each such term). From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.
     (b) This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Corporation with the consent of the Holders of a majority by principal amount of the then-effective series of Covered Debt, provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Corporation (and without the consent of the Holders of the then-effective series of Covered Debt) if the effect of such amendment or supplement is solely to impose additional restrictions on the ability of the Corporation to redeem or repurchase Securities in any circumstance or an officer of the Corporation has delivered to the Holders of the then effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate stating that, in his or her determination, such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt.
     (c) For purposes of Sections 4(a) and 4(b), the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Corporation under this Replacement Capital Covenant shall be the Holders of the then-effective Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.
     SECTION 5. Miscellaneous.
     (a) This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York.
     (b) This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time-to-time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder at the time

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such Person acquires, holds or sells Covered Debt shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt).
     (c) The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.
     (d) All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter notify to Covered Debtholders or post on its website as the address for notices under this Replacement Capital Covenant:
U.S. Bancorp
800 Nicollet Mall
Minneapolis, Minnesota 55402
Attention: Treasury Department
Facsimile No: (612) 303-1338
[Remainder of page intentionally left blank.]

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     IN WITNESS WHEREOF, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

U.S. Bancorp

By:	/s/ Kenneth D. Nelson

Name:	Kenneth D. Nelson
Title:	Senior Vice President

Schedule 1
Definitions
     “Applicable Percentage” means one divided by (a) 75% with respect to any redemption or repurchase on or prior to September 15, 2016, (b) 50% with respect to any redemption or repurchase on or prior to September 15, 2036, and (c) 25% with respect to any redemption or repurchase after September 15, 2036.
     “Business Day” means each day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed.
     “Commission” means the United States Securities and Exchange Commission.
     “Common Stock” means common stock of the Corporation (including common stock and rights to acquire common stock).
     “Corporation” has the meaning specified in the introduction to this instrument.
     “Covered Debt” means (a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.
     “Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation or U.S. Bank during the period that such long-term indebtedness for money borrowed is Covered Debt, provided that a Person who has sold all its right, title and interest in Covered Debt shall cease to be a Covered Debtholder at the time of such sale if, at such time, the Corporation has not breached or repudiated, or threatened to breach or repudiate, its obligations hereunder.
     “Debt Exchangeable for Equity” means a security (or combination of securities) that:
          (i) gives the holder a beneficial interest in (a) debt securities of the Corporation that are the most junior subordinated debt of the Corporation (or rank pari passu with the most junior subordinated debt of the Corporation) and (b) a fractional interest in a stock purchase contract;
          (ii) includes a remarketing feature pursuant to which the subordinated debt of the Corporation is remarketed to new investors within five years from the date of issuance of the security or earlier in the event of an early settlement event based on (a) the capital ratios of the Corporation, (b) the capital ratios of the Corporation as anticipated by the Federal Reserve, or (c) the dissolution of the issuer of such Debt Exchangeable for Equity;
          (iii) provides for the proceeds raised in the remarketing to be used to purchase Common Stock or Qualifying Non-Cumulative Preferred Stock;
          (iv) includes a replacement capital covenant substantially similar to this Replacement Capital Covenant, provided that such replacement capital covenant will apply to such security (or combination of securities) and to the Common Stock or Qualifying Non-Cumulative Preferred Stock and will not include Debt Exchangeable for Equity in the definition of “qualifying capital securities”; and

          (v) after the issuance of such Common Stock or Qualifying Non-Cumulative Preferred Stock, provides the holder of the security with a beneficial interest in such Common Stock or Qualifying Non-Cumulative Preferred Stock.
     “Distribution Date” means, as to any securities or combination of securities, the dates on which periodic Distributions on such securities are scheduled to be made.
     “Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.
     “Distributions” means, as to a security or combination of securities, dividends, interest payments or other income distributions to the holders thereof that are not Subsidiaries of the Corporation.
     “Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.
     “Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding long-term indebtedness for money borrowed of such issuer that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer’s then outstanding classes of indebtedness for money borrowed, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.
     “Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then-outstanding long-term indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks subordinate to the issuer’s then outstanding series of indebtedness for money borrowed that ranks most senior, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.
     “Federal Reserve” means the Board of Governors of the Federal Reserve System.
     “Fifth Supplemental Indenture” means the Fifth Supplemental Indenture, dated August 30, 2006, to the Junior Subordinated Indenture, dated as of April 28, 2005, as supplemented by the First

Supplemental Indenture, dated August 3, 2005, by and between the Corporation, Delaware Trust Company, National Association, as original trustee, and Wilmington Trust Company, as successor trustee, the Second Supplemental Indenture, dated December 29, 2006, by and between the Corporation and Wilmington Trust Company, the Third Supplemental Indenture, dated March 17, 2006, by and between the Corporation and Wilmington Trust Company and the Fourth Supplemental Indenture, dated April 12, 2006 by and between the Corporation and Wilmington Trust Company.
     “Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt.
     “Initial Covered Debt” means the 5.875% junior subordinated debentures due 2035, underlying the 5.875% trust preferred securities of USB Capital VII (CUSIP No. 903301208).
     “Mandatorily Convertible Preferred Stock” means cumulative preferred stock with (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (b) a requirement that the preferred stock convert into a determinable number of shares of Common Stock of the Corporation within a range within three years from the date of its issuance.
     “Mandatory Trigger Provision” means, as to any security or combination of securities, provisions in the terms thereof or of the related transaction agreements that (A) require, or at its option in the case of Non-Cumulative perpetual preferred stock permit, the issuer of such security or combination of securities to make payment of Distributions on such securities only pursuant to the issuance and sale of shares of its Common Stock, rights to purchase Non-Cumulative perpetual preferred stock, within two years of a failure to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in amount such that the net proceeds of such sale at least equal the amount of unpaid Distributions on such securities (including without limitation all deferred and accumulated amounts) and in either case requires the application of the net proceeds of such sale to pay such unpaid Distributions, (B) in the case of securities other than Non-Cumulative perpetual preferred stock, prohibit the Corporation from repurchasing any of its Common Stock prior to the date six months after the issuer applies the net proceeds of the sales described in clause (A) to pay such unpaid Distributions in full and (C) upon any liquidation, dissolution, winding up, reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to the Corporation, limit the claim of the holders of such securities (other than Non-Cumulative perpetual preferred stock) for Distributions that accumulate during a period in which the Corporation fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements to (x) 25% of the principal amount of such securities then outstanding in the case of securities not permitting the issuance and sale pursuant to the provisions described in clause (A) above of securities other than Common Stock or (y) two years of accumulated and unpaid Distributions (including compounded amounts thereon) in all other cases. No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Trigger Provision or as a result of the issuer’s exercise of its right under an Optional Deferral Provision until Distributions have been deferred for one or more Distribution Periods that total together at least ten years.
     “Market Disruption Events” means one or more events or circumstances substantially similar to those listed as “Market Disruption Events” in the Fifth Supplemental Indenture.
     “Measurement Date” means, with respect to any redemption or repurchase of Securities, the date six months prior to the delivery of notice of such redemption or the date of such repurchase.

     “Non-Cumulative” means with respect to any securities that the issuer thereof may elect not to make any number of periodic Distributions without any remedy arising under the terms of the securities or related agreements in favor of the holders, other than one or more Permitted Remedies. Securities that include provisions requiring the Corporation to issue Non-Cumulative perpetual preferred stock, Common Stock and/or other equity securities and apply the proceeds to pay unpaid Distributions on terms substantially similar to the terms of the alternative payment mechanism described in Section 2.1(h) of the Fifth Supplemental Indenture shall also be deemed to be “Non-Cumulative” securities for all purposes of this Replacement Capital Covenant other than the definition of “Qualifying Non-Cumulative Preferred Stock”.
     “NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act.
     “Optional Deferral Provision” means, as to any securities, a provision in the terms thereof or of the related transaction agreements to the following effect:
     the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to ten years, without any remedy other than Permitted Remedies as a result of such issuer’s failure to pay Distributions.
     “Permitted Remedies” means, with respect to any securities, one or more of the following remedies:
     (a) rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded),
     (b) complete or partial prohibitions on the issuer paying Distributions on or repurchasing common stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as Distributions on such securities, including unpaid Distributions, remain unpaid, and
     (c) provisions obliging the Corporation to cause such unpaid Distributions to be paid in full pursuant to an alternative payment mechanism as described in Section 2.1(h) of the Fifth Supplemental Indenture.
     “Person” means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.
     “Prospectus Supplement” has the meaning specified in Recital C.
     “Qualifying Capital Securities” means securities (other than Common Stock and securities convertible into Common Stock) that (a) qualify as Tier 1 capital of the Corporation under the capital guidelines of the Federal Reserve as then in effect and applicable to bank holding companies and (b) in the determination of the Corporation, meet one of the following criteria:
          (i) in connection with any redemption or repurchase of ICONs or Trust Preferred Securities on or prior to September 15, 2016:
               (A) junior subordinated debt securities and guarantees issued by the Corporation with respect to trust preferred securities if the junior subordinated debt securities and guarantees (1) rank pari passu with or junior to the ICONs upon the liquidation, dissolution or winding-up of the Corporation, (2) have terms that are substantially similar to the terms of the ICONs and guarantees described in the Prospectus Supplement and (3) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or, to the extent approved by the Federal Reserve, have a Mandatory Trigger Provision;
               (B) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the ICONs upon a liquidation, dissolution or winding up of the Corporation, (2) are Non-Cumulative, (3) have no maturity or a final maturity of at least 60 years and (4) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or, to the extent approved by the Federal Reserve, have a Mandatory Trigger Provision; or
               (C) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the ICONs, (2) are Non-Cumulative and (3) have no maturity or a final maturity of at least 40 years, (4) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (5) to the extent approved by the Federal Reserve, have a Mandatory Trigger Provision;
          (ii) in connection with any redemption or repurchase of ICONs or Trust Preferred Securities after September 15, 2016 and on or prior to September 15, 2036:
               (A) all securities described under clause (i) of this definition;
               (B) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the ICONs upon a liquidation, dissolution or winding up of the Corporation, (2) have no maturity or a final maturity of at least 60 years, (3) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (4) have an Optional Deferral Provision;
               (C) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the ICONs upon a liquidation, dissolution or winding up of the Corporation, (2) are Non-Cumulative and (3) have no maturity or a final maturity of at least 60 years;
               (D) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the ICONs upon a liquidation, dissolution or winding up of the Corporation, (2) are Non-Cumulative, (3) have no maturity or a final maturity at least 40 years and (4) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or, to the extent approved by the Federal Reserve, have a Mandatory Trigger Provision;
               (E) securities issued by the Corporation or its Subsidiaries that (1) rank senior to the ICONs and junior to the Corporation’s senior subordinated debt qualifying as Tier 2 capital upon a liquidation, dissolution or winding up of the Corporation, (2) are Non-Cumulative, (3) to the extent approved by the Federal Reserve, have a Mandatory Trigger Provision and (4) have no maturity or a final maturity of at least 60 years;
               (F) cumulative preferred stock issued by the Corporation or its Subsidiaries that (A) has no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (B) (1) has no maturity or a final maturity of at least 60 years and (2) is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant; or

               (G) other securities issued by the Corporation or its Subsidiaries that (A) rank upon a liquidation, dissolution or winding-up of the Corporation either (1) pari passu with or junior to the ICONs or (2) pari passu with the claims of the Corporation’s trade creditors and junior to all of the Corporation’s long-term indebtedness for money borrowed (other than the Corporation’s long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities on a liquidation, dissolution or winding-up of the Corporation); and (B) are Non-Cumulative and either (x) have no maturity or a final maturity of at least 40 years and, to the extent approved by the Federal Reserve, have a Mandatory Trigger Provision or (y) have no maturity or a final maturity of at least 25 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and, to the extent approved by the Federal Reserve, have a Mandatory Trigger Provision; or
          (iii) in connection with any redemption or repurchase of ICONs or Trust Preferred Securities at any time after September 15, 2036:
               (A) all securities described under clause (ii) of this definition;
               (B) preferred stock issued by the Corporation that (1) has no maturity or a final maturity of at least 60 years and (2) has an Optional Deferral Provision;
               (C) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the ICONs upon a liquidation, dissolution or winding up of the Corporation, (2) either (A) have no maturity or a final maturity of at least 60 years or (B) have no maturity or a final maturity at least 30 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (3) have an Optional Deferral Provision;
               (D) securities issued by the Corporation or its Subsidiaries that (1) rank senior to the ICONs and junior to the Corporation’s senior subordinated debt qualifying as Tier 2 capital upon a liquidation, dissolution or winding up of the Corporation, (2) to the extent approved by the Federal Reserve, have a Mandatory Trigger Provision and (3) have no maturity or a final maturity at least 30 years; or
               (E) cumulative preferred stock issued by the Corporation or its Subsidiaries that either (1) has no maturity or a final maturity of at least 60 years or (2) has a maturity of at least 40 years and is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant.
     “Qualifying Non-Cumulative Preferred Stock” means Non-Cumulative perpetual preferred stock of the Corporation or its Subsidiaries that ranks pari passu with or junior to other preferred stock of the issuer.
     “Redesignation Date” means, as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to repurchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or repurchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or repurchase date and (c) if such Covered Debt is not Eligible Subordinated Debt of the Corporation, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.
     “Replacement Capital Covenant” has the meaning specified in the introduction to this instrument.

     “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Securities” has the meaning specified in Recital B.
     “Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.
     “U.S. Bank” means U.S. Bank National Association.
     “Termination Date” has the meaning specified in Section 4(a).
     “Trust” has the meaning specified in Recital A.